UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 22, 2005 (February 15, 2005)

WINDROSE MEDICAL PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-31375	35-216691

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

3502 Woodview Trace, Suite 210
Indianapolis, Indiana 46268
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (317) 860-8180

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1 EMPLOYMENT AGREEMENT FRED S. KLIPSCH
EX-10.2 EMPLOYMENT AGREEMENT FREDERICK L. FARRAR

Item 1.01. Entry into a Material Definitive Agreement.

     On February 15, 2005, the Board of Trustees of Windrose Medical Properties Trust (the “Company”) approved employment agreements (the “Employment Agreements”) for Fred S. Klipsch, the Company’s Chairman of the Board and Chief Executive Officer, and Frederick L. Farrar, the Company’s Chief Operating Officer, by and between each of Mr. Klipsch and Mr. Farrar, the Company and Windrose Medical Properties L.P., the Company’s operating partnership. The material terms of the Employment Agreements with Messrs. Klipsch and Farrar are summarized below. The following summary is qualified in its entirety by reference to the text of the Employment Agreements, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2 and incorporated herein by reference.

     The Employment Agreements provide for the employment of Messrs. Klipsch and Farrar for a term of three (3) years, beginning January 1, 2005 and terminating December 31, 2007 (the “Employment Period”). The Employment Agreements may be terminated earlier in accordance with their terms.

     The Employment Agreements provide that Messrs. Klipsch and Farrar will be paid an annual base salary each calendar year during the Employment Period. The annual base salary for calendar year 2005, 2006 and 2007 is summarized in the table below.

	2005	2006	2007
Executive Officer	Annual Base Salary	Annual Base Salary	Annual Base Salary
Fred S. Klipsch	$210,000	$350,000	$365,000
Frederick L. Farrar	$160,000	$250,000	$260,000

     In addition, the Employment Agreements provide that Messrs. Klipsch and Farrar will be eligible to receive an annual bonus for each calendar year during the Employment Period payable no later than March 31 of the following calendar year. These bonuses will be based upon the achievement of defined targets or other factors determined to be in the best interests of the Company, as established annually by the Company’s Compensation Committee of the Board of Trustees. Upon the achievement of the defined targets or other factors, Messrs. Klipsch and Farrar will be eligible to receive an annual bonus equal to the greater of:

•	50% of their annual base salary; or

•	$150,000 for Mr. Klipsch or $125,000 for Mr. Farrar.

     The Employment Agreements further provide for a stock award to Messrs. Klipsch and Farrar under the Windrose Medical Properties Trust 2002 Stock Incentive Plan (the “Plan”) as shown in the table below.

				Number of
	Number of Common	Number of Common		Common Shares
Executive Officer	Shares Awarded	Shares Vested		Vesting Quarterly
Fred S. Klipsch	30,000	2,000	(1)	875	(3)
Frederick L. Farrar	20,000	1,600	(2)	575	(4)

(1)	Mr. Klipsch’s interest with respect to 2,000 common shares becomes vested and transferable as of the date his Employment Agreement is executed.

(2)	Mr. Farrar’s interest with respect to 1,600 common shares becomes vested and transferable as of the date his Employment Agreement is executed.

(3)	The remainder of the common shares awarded to Mr. Klipsch will vest at the rate of 875 common shares on the last day of each calendar quarter, beginning on March 31, 2005, if Mr. Klipsch remains in the continuous employ of the Company until such vesting date (even if the vesting date occurs after the end of the Employment Period).

(4)	The remainder of the common shares awarded to Mr. Farrar will vest at the rate of 575 common shares on the last day of each calendar quarter, beginning on March 31, 2005, if Mr. Farrar remains in the continuous employ of the Company until such vesting date (even if the vesting date occurs after the end of the Employment Period).

     Messrs. Klipsch’s and Farrar’s interest in the common shares subject to these stock awards shall be vested and transferable if they remain in the continuous employ of the Company until a “Change in Control” (as defined in the Change in Control Severance Agreement described below) or until they resign for “good reason” (as defined in the Employment Agreements), are terminated other than for “cause” (as defined in the Employment Agreements), die or become disabled. Any common shares subject to these stock awards that are not vested and transferable as of the date of resignation without “good reason” shall become vested and transferable as determined by the Board of Trustees in its sole discretion, with such unvested common shares forfeited to the Company. Any common shares subject to these stock awards that are not vested and transferable as of the date of termination for “cause” shall be forfeited.

     Under the Employment Agreements, Messrs. Klipsch and Farrar will be entitled to participate in any employee benefits plans provided by the Company and will be eligible to receive any benefits the Board of Trustees establishes for the benefit of the Company’s executive officers, including, without limitation, annual option grants and annual restricted share grants.

     Each executive’s employment under the Employment Agreements will terminate upon his death. In addition, the Company may terminate the executives’ employment under the Employment Agreements because of “disability” (as defined in the Employment Agreements) and with or without “cause.” The executives may terminate their employment under the Employment Agreements for or without “good reason.” The Employment Agreements further provide that Messrs. Klipsch and Farrar will be eligible to receive severance benefits if the Company terminates either of their employment for any reason other than for “cause,” or if either

Mr. Klipsch or Mr. Farrar terminates his employment for “good reason.” In the event that (i) the Company terminates Mr. Klipsch or Mr. Farrar’s employment under the Employment Agreement without “cause” or (ii) Mr. Klipsch or Mr. Farrar terminates his employment for “good reason,” then all of the outstanding options, restricted share awards and any other equity rights granted by the Company prior to the termination date shall become immediately vested and, at Mr. Klipsch’s or Mr. Farrar’s option, settled in cash by the payment of a lump sum by the Company to the executive.

     Each of Messrs. Klipsch and Farrar have agreed to keep confidential any and all information relating to the Company during and after the Employment Period, and also agreed not to compete with the Company or solicit the Company’s clients or employees during the Employment Period and the twenty-four (24) month period following the executive’s last day of employment; provided, however, that the restriction on competition will end on December 31, 2007 if the executive is terminated without “cause” or resigns for “good reason.”

     In addition to the Employment Agreements with Messrs. Klipsch and Farrar, the Company previously entered into Change in Control Severance Agreements with Messrs. Klipsch and Farrar in August 2002. The Company previously filed those agreements as exhibits to its Registration Statement on Form S-11 (Registration No. 333-89186) and previously described those agreements in its proxy statement for use in connection with its 2004 annual meeting of shareholders. These Change In Control Severance Agreements will remain in effect.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     The Board of Trustees elected a new independent class I trustee at a meeting of the Company’s Board of Trustees on February 15, 2005. Bryan A. Mills was elected to fill the vacancy created on the Board of Trustees created by Norman Zahler’s resignation on October 25, 2004. Mr. Mills, a class I trustee, will serve on the Board of Trustees until the 2005 annual meeting of shareholders. At that time, he will stand for election by the Company’s shareholders along with the other trustee nominees to be nominated for election to the Board of Trustees.

     After reviewing Mr. Mills’ experience, the Audit Committee of the Board of Trustees affirmatively determined that Mr. Mills was independent and financially literate, as interpreted by the Board of Trustees, and otherwise met the requirements for serving as a member of the Audit Committee. Accordingly, Mr. Mills was appointed to the Audit Committee along with Darrell E. Zink, Jr. and Jean L. Wojtowicz, the other members of the Audit Committee. As a result of the appointment of Mr. Mills, Stephen Goldsmith, a current class II trustee and member of the Nominating and Corporate Governance Committee, will no longer serve as a member of the Audit Committee.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

10.1	Employment Agreement between Windrose Medical Properties Trust, Windrose Medical Properties L.P. and Fred S. Klipsch, dated February 21, 2005.

10.2	Employment Agreement between Windrose Medical Properties Trust, Windrose Medical Properties L.P. and Frederick L. Farrar, dated February 21, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WINDROSE MEDICAL PROPERTIES TRUST
Date: February 22, 2005	By:	/s/ C. Douglas Hanson
C. Douglas Hanson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement between Windrose Medical Properties Trust, Windrose Medical Properties L.P. and Fred S. Klipsch, dated February 21, 2005.

10.2	Employment Agreement between Windrose Medical Properties Trust, Windrose Medical Properties L.P. and Frederick L. Farrar, dated February 21, 2005.